UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2015

ADAMIS PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36242	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, CA		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (858) 997-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on May 14, 2015, at the Company’s headquarters at 11682 El Camino Real, Suite 300, San Diego, California  92130 at 1:00 p.m. local time.  The following proposals were submitted to and approved by the stockholders at the meeting:

1.Election of the five nominees to the board of directors:

	Votes For	Votes Withheld	Votes Abstaining	Broker Non-Votes
Dennis J. Carlo, Ph.D.	4,663,876	46,462		5,420,186
Richard C. Williams	2,985,075	1,725,263		5,420,186
Robert B. Rothermel	2,985,074	1,725,264		5,420,186
David J. Marguglio	2,818,459	1,891,879		5,420,186
William C. Denby, III	2,981,075	1,729,263		5,420,186

2.Approval, on a nonbinding advisory basis, of the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
4,206,592	472,820	30,926	5,420,186

3.Ratification of the selection of Mayer Hoffman McCann PC as independent registered public accounting firm for the year ending December 31, 2015:

Votes For	Votes Against	Votes Abstaining
9,654,513	18,972	457,039

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: May 19, 2015	By:	/s/ Robert O. Hopkins
Name: Robert O. Hopkins
Title: Chief Financial Officer